The Ensign Group Meets Consensus of $0.60 Per Share; Increases 2015 Guidance and Issues 2016 Guidance

Conference Call and Webcast Scheduled for Tomorrow, November 4, 2015 at 10:00 am PT

MISSION VIEJO, Calif., Nov. 03, 2015 (GLOBE NEWSWIRE) -- The Ensign Group, Inc. (Nasdaq:ENSG), the parent company of the Ensign™ group of skilled nursing, rehabilitative care services, home health, home care, hospice care, assisted living and urgent care companies, today reported operating results for the third quarter of 2015 with quarterly adjusted earnings of $0.60 per share.

Quarter Highlights Include:

•	Consolidated adjusted net income climbed 55.7% over the prior year quarter to $15.9 million, and adjusted earnings per share of $0.60 outpaced the prior year quarter of $0.44 per share by almost 37%;

•	Consolidated adjusted EBITDAR was $57.0 million for the quarter, an increase of 46.9%;

•	Same-store skilled revenue grew by 6.4% over the prior year quarter, with a skilled revenue mix of 52.8%, and managed care days increased by 12.45% over the prior year quarter;

•
Transitioning revenue for all segments grew by 18.2% over the prior year quarter, driving skilled revenue mix to 42.4%, and transitioning occupancy increased by 205 basis points over the prior year quarter;

•	Cornerstone Healthcare, Inc., our home health and hospice subsidiary, grew its revenue by $10.7 million, an increase of 73.1%; and

•	Consolidated revenues for the quarter were up $90.2 million or 34.6% over the prior year quarter to $351.1 million.

Operating Results

Ensign's President and Chief Executive Officer, Christopher Christensen, congratulated the organization's leaders and their teams for outstanding clinical and financial performance during the quarter. "In the midst of unprecedented growth, our team of expert operators and clinicians across the organization have been relentless at driving record improvements in our same-store operations while successfully transitioning dozens of new operations," he said. "It's important to emphasize that while our newly acquired facilities almost always create a short-term drag on earnings, we were able to offset that impact by achieving solid results in our same store and transitioning operations," he added.

"As our balance sheet and income statement demonstrate, we remain as disciplined as ever in our approach to growth, even as our ability to transition more and more operations grows with our organization," Mr. Christensen highlighted. He also pointed out that the quarter's results, "demonstrated again that our ability to transition new operations and to drive organic growth within our existing portfolio, even in the midst of significant growth, remains as strong as ever."

He also reiterated that as of November 1, 2015, the company had 64 operations in the recently acquired bucket, which is the highest number of operations in that category in the organization's history. "Our recent growth puts us in a very strong position for continued organic improvement in 2016 and beyond as these recently acquired and transitioning operations continue to mature for years to come," Christensen said.

Chief Financial Officer Suzanne Snapper reported that Ensign's balance sheet remains strong in spite of our record acquisition activity, with its conservative adjusted net-debt-to-EBITDAR ratio of 3.27x at quarter end.  "It's remarkable that we transitioned so many acquisitions, protected our balance sheet and simultaneously achieved record-setting same store growth," she said.  She also added "as a result of our ever improving discipline, we continue to have flexibility under our revolving line of credit, with approximately $93.0 million of availability and a built-in expansion option that adds liquidity." She further noted that the company continues to generate strong cash flow, with cash on hand of $40.1 million on September 30, 2015.

Ms. Snapper also reported that consolidated revenues in the quarter were up 34.6% over the prior year quarter to a record $351.1 million and consolidated adjusted EBITDAR for the quarter grew by 46.9% to $57.0 million, with adjusted EBITDAR margins for the quarter of 16.5%.  Fully diluted adjusted earnings per share were $0.60 for the quarter and adjusted net income was $15.9 million.

A discussion of the company's use of non-GAAP financial measures is set forth below. A reconciliation of net income to adjusted EBITDAR and adjusted EBITDA, as well as a reconciliation of GAAP earnings per share and net income to adjusted net earnings per share and adjusted net income, appear in the financial data portion of this release.

More complete information is contained in the Company's 10-Q, which was filed with the SEC today and can be viewed on the Company's website at http://investor.ensigngroup.net.

Quarter Highlights

During the quarter, Ensign paid a quarterly cash dividend of $0.075 per share of its common stock. Ensign has been a dividend-paying company since 2002 and has increased its dividend every year for 13 years.

Also during the quarter and since, Ensign announced the acquisition of 12 skilled nursing operations, 20 assisted and independent living operations, one home health business, and one hospice agency, including:

•
In Arizona, seven skilled nursing operations with a total of 864 skilled nursing beds and three independent and assisted living operations with a total of 770 units, all under a new long-term master lease;

•	In Olympia, Washington, the operations and real estate of Olympia Transitional Care and Rehabilitation, a 135-bed skilled nursing operation;

•	In Westlake Village, California, Buena Vista Hospice, a Medicare and Medi-Cal certified hospice agency serving the Ventura County area;

•	In Wisconsin, fifteen assisted and independent living operations with a total of 761 units, all under a long-term master lease with an option to purchase the real estate;

•	In Orange and Whittier, California, two assisted living operations with a total of 188 units under a long-term lease;

•	In Arizona, a Medicare and Medi-Cal certified home health agency serving the Western Arizona and Eastern California areas;

•	In Kansas, The Healthcare Resortin Kansas City, Kansas, featuring a 70-bed licensed transitional care operation and 30 private assisted living suites under a long-term lease;

•
In Chandler and Scottsdale, Arizona, Chandler Post Acute and Rehabilitation, a 120-bed skilled nursing facility, and Shea Post Acute Rehabilitation Center, a 105-bed skilled nursing facility under a long-term lease;

•	In West Columbia, South Carolina, the operations and real estate of Millennium Post Acute Rehabilitation, a 125-bed skilled nursing facility; and

•	In El Cajon, California, the underlying real estate of Somerset Subacute and Rehabilitation, a 46-bed skilled nursing facility that has been operated under a lease arrangement since December 2014.

Mr. Christensen noted, "We are thrilled about our recent entry into Kansas and South Carolina and we look forward to additional growth opportunities in both states."  He noted that Ensign takes a leadership-driven approach in all its acquisitions, particularly in new states, and added, "We look forward to working together with long-time Ensign leaders as we build a strong clinical and financial foundation from which we will continue to grow."

These acquisitions bring Ensign's growing portfolio to 182 healthcare operations, twenty-nine of which are owned, fourteen hospice agencies, fifteen home health agencies, three home care businesses and seventeen urgent care clinics across 14 states.  Mr. Christensen reaffirmed that Ensign continues to actively seek transactions to acquire real estate and to lease both well-performing and struggling skilled nursing, assisted living and other healthcare related businesses in new and existing markets.

2015 Guidance

Management increased its 2015 annual revenue guidance to between $1.31 billion and $1.33 billion and its net income guidance to a range of $66.2 million to $67.6 million.  Management also raised its 2015 annual earnings per share guidance to between $2.53 and $2.58 per diluted share for 2015.  Management's guidance is based on diluted weighted average common shares outstanding of 26.2 million and assumes, among other things, anticipated Medicare and Medicaid reimbursement rate increases net of provider taxes, tax rates of 38.5% and acquisitions closed. It also excludes acquisition-related costs and amortization costs related to intangible assets acquired, stock based compensation, implementation costs for system improvements, costs incurred to recognize income tax credits, a one-time break-up fee earned in an unsuccessful bankruptcy auction and costs incurred for facilities currently being constructed and other start-up operations.

2016 Guidance

Management also provided guidance for 2016, with annual revenue guidance of between $1.53 billion and $1.58 billion and its net income guidance to a range of $77.8 million to $82.0 million.  Management also provided 2016 annual earnings per share guidance to between $2.87 and $3.01 per diluted share for 2016.  Management's guidance is based on diluted weighted average common shares outstanding of 27.1 million and assumes, among other things, anticipated Medicare and Medicaid reimbursement rate increases net of provider taxes, tax rates of 38.5% and acquisitions closed. It also excludes acquisition-related costs and amortization costs related to intangible assets acquired, stock based compensation, implementation costs for system improvements, costs incurred to recognize income tax credits and costs incurred for facilities currently being constructed and other start-up operations.

Conference Call

A live webcast will be held Wednesday, November 4, 2015 at 10:00 a.m. Pacific time (1:00 p.m. Eastern time) to discuss Ensign's third quarter 2015 financial results. To listen to the webcast, or to view any financial or statistical information required by SEC Regulation G, please visit the Investors Relations section of Ensign's website at http://investor.ensigngroup.net. The webcast will be recorded, and will be available for replay via the website until 5:00 p.m. Pacific Time on Friday, November 27, 2015.

About Ensign

The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies, home health and hospice services, urgent care services and other rehabilitative and healthcare services at 182 skilled and assisted living operations, fourteen hospice agencies, fifteen home health agencies, three home care businesses and seventeen urgent care clinics in California, Arizona, Texas, Washington, Utah, Idaho, Colorado, Nevada, Iowa, Nebraska, Oregon, Wisconsin, Kansas and South Carolina. Each of these operations is operated by a separate, independent operating subsidiary that has its own management, employees and assets. References herein to the consolidated "company" and "its" assets and activities, as well as the use of the terms "we," "us," "its" and similar terms, are not meant to imply that The Ensign Group, Inc. has direct operating assets, employees or revenue, or that any of the operations, the home health and hospice businesses, the Service Center or the captive insurance subsidiary are operated by the same entity. More information about Ensign is available at http://www.ensigngroup.net.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This press release contains, and the related conference call and webcast will include, forward-looking statements that are based on management's current expectations, assumptions and beliefs about its business, financial performance, operating results, the industry in which it operates and other future events. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding growth prospects, future operating and financial performance, and acquisition activities. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to materially and adversely differ from those expressed in any forward-looking statement.

These risks and uncertainties relate to the company's business, its industry and its common stock and include: reduced prices and reimbursement rates for its services; its ability to acquire, develop, manage or improve operations, its ability to manage its increasing borrowing costs as it incurs additional indebtedness to fund the acquisition and development of operations; its ability to access capital on a cost-effective basis to continue to successfully implement its growth strategy; its operating margins and profitability could suffer if it is unable to grow and manage effectively its increasing number of operations; competition from other companies in the acquisition, development and operation of facilities; its ability to defend claims and lawsuits, including professional liability claims alleging that our services resulted in personal injury, and other regulatory-related claims; and the application of existing or proposed government regulations, or the adoption of new laws and regulations, that could limit its business operations, require it to incur significant expenditures or limit its ability to relocate its operations if necessary. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the company's periodic filings with the Securities and Exchange Commission, including its Form 10-Q, for a more complete discussion of the risks and other factors that could affect Ensign's business, prospects and any forward-looking statements. Except as required by the federal securities laws, Ensign does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

Contact Information

Investor/Media Relations, The Ensign Group, Inc., (949) 487-9500, ir@ensigngroup.net.

SOURCE: The Ensign Group, Inc.

THE ENSIGN GROUP, INC.
GAAP and ADJUSTED CONDENSED CONSOLIDATED STATEMENT OF INCOME
(In thousands, except per share data)

	Three Months Ended September 30, 2015				Nine Months Ended September 30, 2015
	As Reported	Non-GAAP Adj.		As Adjusted	As Reported	Non-GAAP Adj.		As Adjusted
Revenue	$351,086	(6,366)	(5)	$344,720	$968,671	(20,007)	(5)	$948,664
Expense:
Cost of services (exclusive of rent, general and administrative and depreciation and amortization expense shown separately below)	280,545	(8,481)	(1)(3)(5) (8)	272,064	770,293	(23,998)	(1)(3)(5) (8)	746,295
Rent—cost of services	24,500	(540)	(6)	23,960	62,531	(1,556)	(6)	60,975
General and administrative expense	17,165	(1,565)	(2)(3)(4)(9)	15,600	46,917	(2,888)	(2)(3)(4)(9)	44,029
Depreciation and amortization	7,288	(521)	(7)	6,767	20,185	(1,694)	(7)	18,491
Total expenses	329,498	(11,107)		318,391	899,926	(30,136)		869,790
Income from operations	21,588	4,741		26,329	68,745	10,129		78,874
Other income (expense):
Interest expense	(802)	46		(756)	(2,035)	138		(1,897)
Interest income	242	—		242	603	—		603
Other expense, net	(560)	46		(514)	(1,432)	138		(1,294)
Income before provision for income taxes	21,028	4,787		25,815	67,313	10,267		77,580
Tax impact of non-GAAP adjustments		1,844				3,953
Tax true-up for effective tax rate		226				82
Provision for income taxes	7,869	2,070	(10)	9,939	25,833	4,035	(10)	29,868
Net income	13,159	2,717		15,876	41,480	6,232		47,712
Less: net income (loss) attributable to noncontrolling interests	(313)	335		22	(351)	494		143
Net income attributable to The Ensign Group, Inc.	$13,472	$2,382		$15,854	$41,831	$5,738		$47,569

Net income per share
Basic:	$0.53			$0.62	$1.67			$1.90
Diluted:	$0.51			$0.60	$1.61			$1.83

Weighted average common shares outstanding:
Basic	25,572			25,572	24,991			24,991
Diluted	26,535			26,535	25,940			25,940

(1) Represents acquisition-related costs of $203 and $793 for the three and nine months ended September 30, 2015, respectively.
(2) Represents costs of $84 and $136 for the three and nine months ended September 30, 2015, respectively, incurred to recognize income tax credits.
(3) Represents stock-based compensation expense of $1,722 and $4,948 for the three and nine months ended September 30, 2015, respectively.
(4) Represents costs of $836 and $1,983 for the three and nine months ended September 30, 2015, respectively, incurred related to new systems implementation.
(5) Represents revenues and expenses incurred at urgent care centers, excluding rent expense recognized in note (6) below and depreciation expense recognized in note (7) below.
(6) Represents straight-line rent amortization for urgent care centers included in Note (5).
(7) Represents depreciation expense at urgent care centers and amortization costs related to patient base intangible assets at skilled nursing and assisted living facilities.
(8) Represents costs incurred for facilities currently being constructed and other start-up operations during the three and nine months ended September 30, 2015.
(9) Represents breakup fee, net of costs, received in connection with a public auction in which we were the priority bidder.
(10) Represents the adjustment to provision for income tax to our historical year to date effective tax rate of 38.5% for the three and nine months ended September 30, 2015.

THE ENSIGN GROUP, INC.
GAAP and ADJUSTED CONDENSED CONSOLIDATED STATEMENT OF INCOME
(In thousands, except per share data)

	Three Months Ended September 30, 2014				Nine Months Ended September 30, 2014
	As Reported	Non-GAAP Adj.		As Adjusted	As Reported	Non-GAAP Adj.		As Adjusted
Revenue	$260,841	(3,617)	(4)(5)	$257,224	$750,537	(10,094)	(4)(5)	$740,443
Expense:
Cost of services (exclusive of rent, general and administrative and depreciation and amortization expense shown separately below)	209,737	(4,256)	(1)(4)(5)	205,481	601,532	(11,686)	(1)(4)(5)	589,846
Rent—cost of services	18,176	(410)	(6)	17,766	30,008	(1,539)	(6)	28,469
General and administrative expense	12,956	(31)	(2)(3)(4)	12,925	44,370	(9,035)	(2)(3)(4)	35,335
Depreciation and amortization	4,677	(380)	(7)	4,297	21,343	(895)	(7)	20,448
Total expenses	245,546	(5,077)		240,469	697,253	(23,155)		674,098
Income from operations	15,295	1,460		16,755	53,284	13,061		66,345
Other income (expense):
Interest expense	(407)	46		(361)	(12,490)	6,471		(6,019)
Interest income	142	—		142	435	—		435
Other expense, net	(265)	46		(219)	(12,055)	6,471		(5,584)
Income before provision for income taxes	15,030	1,506		16,536	41,229	19,532		60,761
Tax impact of non-GAAP adjustments		581				7,520
Tax true-up for effective tax rate		(872)				(2,410)
Provision for income taxes	6,659	(291)	(8)	6,368	18,284	5,110	(8)	23,394
Net income	8,371	1,797		10,168	22,945	14,422		37,367
Less: net (loss) income attributable to noncontrolling interests	(535)	523		(12)	(1,494)	1,563		69
Net income attributable to The Ensign Group, Inc.	$8,906	$1,274		$10,180	$24,439	$12,859		$37,298

Net income per share
Basic:	$0.40			$0.45	$1.10			$1.67
Diluted:	$0.38			$0.44	$1.06			$1.62

Weighted average common shares outstanding:
Basic	22,415			22,415	22,282			22,282
Diluted	23,186			23,186	23,014			23,014

(1) Represents acquisition-related costs of $85 and $219 for the three and nine months ended September 30, 2014, respectively.
(2) Represents costs of $31 and $93 for the three and nine months ended September 30, 2014, respectively, incurred to recognize income tax credits.
(3) Represents costs of $8,871 for the nine months ended September 30, 2014, incurred related to the Company's spin-off of real estate assets to CareTrust REIT (CTRE) (the Spin-Off). As the Spin-Off was completed in the second quarter of 2014, there was no costs associated with the Spin-Off for the three months ended September 30, 2014.
(4) Represents revenues and expenses incurred at the three independent living operations transferred to CTRE on June 1, 2014 in connection with the Spin Off, excluding rent expense recognized in note (6) below.
(5) Represents revenues and expenses incurred at newly opened urgent care centers, excluding rent expense recognized in note (6) below and depreciation expense recognized in note (7) below.
(6) Represents straight-line rent amortization for newly opened urgent care centers and the three independent living operations transferred to CTRE included in Note (4).
(7) Represents depreciation expense at newly opened urgent care centers and amortization costs related to patient base intangible assets at skilled nursing and assisted living facilities.
(8) Represents the adjustment to provision for income tax to our historical year to date effective tax rate of 38.5% for the three and nine months ended September 30, 2014.

THE ENSIGN GROUP, INC.
RECONCILIATION OF NET INCOME TO EBITDA, EBITDAR, ADJUSTED EBITDA AND
ADJUSTED EBITDAR
(in thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Consolidated Statements of Income Data:
Net income	$13,159	$8,371	$41,480	$22,945
Less: net loss attributable to noncontrolling interests	(313)	(535)	(351)	(1,494)
Interest expense, net	560	265	1,432	12,055
Provision for income taxes	7,869	6,659	25,833	18,284
Depreciation and amortization	7,288	4,677	20,185	21,343
EBITDA	$29,189	$20,507	$89,281	$76,121
Rent—cost of services	24,500	18,176	62,531	30,008
EBITDAR	$53,689	$38,683	$151,812	$106,129

EBITDA	$29,189	$20,507	$89,281	$76,121
Adjustments to EBITDA:
Expenses related to the Spin-Off(a)	—	—	—	8,871
Stock-based compensation expense(b)	1,722	—	4,948	—
Costs incurred related to new systems implementation(c)	836	—	1,983	—
Urgent care center (earnings) loss(d)	(418)	31	(1,982)	3
Costs at facilities currently being constructed and other start-up operations(e)	918	—	1,526	—
Earnings at three operations transferred to CareTrust (f)	—	—	—	(122)
Acquisition related costs(g)	203	85	793	219
Breakup fee, net of costs, received in connection with a public auction(h)	—	—	(1,019)	—
Costs incurred to recognize income tax credits(i)	84	31	136	93
Rent related to item(d) and (f) above	540	410	1,556	1,539
Adjusted EBITDA	$33,074	$21,064	$97,222	$86,724
Rent—cost of services	24,500	18,176	62,531	30,008
Less: related to items (d) and (f) above	(540)	(410)	(1,556)	(1,539)
Adjusted EBITDAR	$57,034	$38,830	$158,197	$115,193

(a) Expenses incurred in connection with the Spin-Off.
(b) Stock-based compensation expense incurred during the three and nine months ended September 30, 2015. Adjusted EBITDA and EBITDAR for the three and nine months ended September 30, 2014 did not include non-GAAP adjustment related to stock-based compensation expense of $1.4 million and $3.8 million, respectively. If adjusted for stock-based compensation expense, Adjusted EBITDA for the three and nine months ended September 30, 2014 would have been $22.4 million and $90.5 million, respectively, and Adjusted EBITDAR for the three and nine months ended September 30, 2014 would have been $40.2 million and $119.0 million, respectively. EBITDA for the nine months ended September 30, 2014 reflects four month increase in rent expense as a result of the Spin-Off compared to nine months increase in rent expense for the nine months ended September 30, 2015.
(c) Costs incurred related to new systems implementation.
(d) Operating results at urgent care centers. This amount for the three and nine months ended September 30, 2015 excluded rent of $0.5 million and $1.6 million, respectively, and depreciation expense of $0.3 million and $0.9 million, respectively. This amount for the three and nine months ended September 30, 2014 excluded rent of $0.4 million and $1.1 million, respectively, and depreciation expense of $0.2 million and $0.5 million, respectively. The results also excluded the net loss attributable to the variable interest entity associated with our urgent care business of approximately $0.3 million and $0.5 million for the three and nine months ended September 30, 2015, respectively, and $0.5 million and $1.6 million for the three and nine months ended September 30, 2014, respectively. Operating loss excluding the net loss attributable to the variable interest entity associated with our urgent care business for the three and nine months ended September 30, 2015 were $0.4 million for both periods.
(e) Costs incurred for facilities currently being constructed and other start-up operations during the three and nine months ended September 30, 2015.
(f) Results at three independent living facilities which were transferred to CareTrust as part of the Spin-Off transaction, excluding rent, depreciation, interest and income taxes.
(g) Costs incurred to acquire operations which are not capitalizable.
(h) Breakup fee, net of costs, received in connection with a public auction in which we were the priority bidder.
(i) Costs incurred to recognize income tax credits which contributed to a decrease in effective tax rate.

THE ENSIGN GROUP, INC.
RECONCILIATION OF NET INCOME TO EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR
(in thousands)
(Unaudited)

The table below reconciles income from operations to EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR for each reportable segment for the periods presented:

	Three Months Ended September 30,				Nine Months Ended September 30,
	2015	2014	2015	2014	2015	2014	2015	2014
	TSA Services		Home Health and Hospice		TSA Services		Home Health and Hospice

Statements of Income Data:
Income from operations, excluding general and administrative expense(a)	$36,226	$27,262	$4,067	$2,707	$108,592	$95,566	$9,738	$6,792
Depreciation and amortization	5,542	3,459	258	124	15,368	17,920	703	371
EBITDA	$41,768	$30,721	$4,325	$2,831	$123,960	$113,486	$10,441	$7,163
Rent—cost of services	23,574	17,507	332	203	59,950	28,144	866	568
EBITDAR	$65,342	$48,228	$4,657	$3,034	$183,910	$141,630	$11,307	$7,731

EBITDA	$41,768	$30,721	$4,325	$2,831	$123,960	$113,486	$10,441	$7,163
Adjustments to EBITDA:
Stock-based compensation expense(b)	997	—	59	—	2,890	—	181	—
Costs at facilities currently being constructed and other start-up operations(c)	836	—	—	—	1,983	—	—	—
Earnings at three operations transferred to CareTrust (d)	—	—	—	—	—	(122)	—	—
Acquisition related costs(e)	203	85	—	—	793	219	—	—
Rent related to item(d) above	—	—	—	—	—	406	—	—
Adjusted EBITDA	$43,804	$30,806	$4,384	$2,831	$129,626	$113,989	$10,622	$7,163
Rent—cost of services	23,574	17,507	332	203	59,950	28,144	866	568
Less: rent related to items(d) above	—	—	—	—	—	(406)	—	—
Adjusted EBITDAR	67,378	48,313	4,716	3,034	189,576	141,727	11,488	7,731

(a) General and administrative expenses are not allocated to any segment for purposes of determining segment profit or loss.
(b) Stock-based compensation expense incurred during the three and nine months ended September 30, 2015.
(c) Costs incurred for facilities currently being constructed and other start-up operations during the three and nine months ended September 30, 2015.
(d) Results at three independent living facilities which were transferred to CareTrust as part of the Spin-Off transaction, excluding rent, depreciation, interest and income taxes.
(e) Costs incurred to acquire operations which are not capitalizable.

THE ENSIGN GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	September 30,	December 31,
	2015	2014
Assets
Current assets:
Cash and cash equivalents	$40,069	$50,408
Restricted cash — current	—	5,082
Accounts receivable — less allowance for doubtful accounts of $27,595 and $20,438 at September 30, 2015 and December 31, 2014, respectively	192,016	130,051
Investments — current	4,500	6,060
Prepaid income taxes	6,792	2,992
Prepaid expenses and other current assets	15,417	8,434
Deferred tax asset — current	10,736	10,615
Total current assets	269,530	213,642
Property and equipment, net	257,164	149,708
Insurance subsidiary deposits and investments	30,050	17,873
Escrow deposits	2,310	16,153
Deferred tax asset	10,597	11,509
Restricted and other assets	8,177	6,833
Intangible assets, net	47,223	35,568
Goodwill	39,736	30,269
Other indefinite-lived intangibles	17,716	12,361
Total assets	$682,503	$493,916

Liabilities and equity
Current liabilities:
Accounts payable	$34,699	$33,186
Accrued wages and related liabilities	65,475	56,712
Accrued self-insurance liabilities — current	17,069	15,794
Other accrued liabilities	43,492	24,630
Current maturities of long-term debt	613	111
Total current liabilities	161,348	130,433
Long-term debt — less current maturities	69,209	68,279
Accrued self-insurance liabilities — less current portion	36,938	34,166
Deferred rent and other long-term liabilities	3,811	3,235
Total equity	411,197	257,803
Total liabilities and equity	$682,503	$493,916

THE ENSIGN GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

The following table presents selected data from our consolidated statements of cash flows for the periods presented:

	Nine Months Ended September 30,
	2015	2014
Net cash provided by operating activities	$13,300	$66,688
Net cash used in investing activities	(120,576)	(99,408)
Net cash provided by financing activities	96,937	6,171
Net increase (decrease) in cash and cash equivalents	(10,339)	(26,549)
Cash and cash equivalents at beginning of period	50,408	65,755
Cash and cash equivalents at end of period	$40,069	$39,206

THE ENSIGN GROUP, INC.
REVENUE BY SEGMENT
(in thousands)

The following table sets forth our total revenue by segment and as a percentage of total revenue for the periods indicated:

	Three Months Ended September 30,				Nine Months Ended September 30,
	2015		2014		2015		2014
	$	%	$	%	$	%	$	%

TSA Services
Skilled nursing facilities	$289,475	82.5%	$228,134	87.5%	$819,655	84.6%	$660,816	88.1%
Assisted and independent living facilities	27,686	7.9	12,259	4.7	57,916	6.0	35,714	4.8
Total TSA services	317,161	90.4	240,393	92.2	877,571	90.6	696,530	92.9
Home health and hospice services:
Home health	12,794	3.6	$7,655	2.9	34,452	3.6	20,938	2.8
Hospice	12,456	3.5	6,930	2.7	29,057	3.0	17,497	2.3
Total home health and hospice services	25,250	7.1	14,585	5.6	63,509	6.6	38,435	5.1
All other (1)	8,675	2.5	5,863	2.2	27,591	2.8	15,572	2.0
Total revenue	$351,086	100.0%	$260,841	100.0%	$968,671	100.0%	$750,537	100.0%
(1) Includes revenue from services provided at our urgent care clinics and mobile x-ray and diagnostic operations.

THE ENSIGN GROUP, INC.
SELECT PERFORMANCE INDICATORS
(Unaudited)
The following tables summarize our selected performance indicators for our TSA services segment along with other statistics, for the periods indicated:

	Three Months Ended September 30,
	2015	2014
	(Dollars in thousands)		Change	% Change
Total Facility Results:
Skilled nursing revenue	$289,475	$228,134	$61,341	26.9%
Assisted and independent living revenue	27,686	12,259	15,427	125.8%
Total transitional, skilled and assisted living revenue	$317,161	$240,393	$76,768	31.9%
Number of facilities at period end	178	127	51	40.2%
Actual patient days	1,317,323	994,995	322,328	32.4%
Occupancy percentage — Operational beds	77.9%	77.7%		0.2%
Skilled mix by nursing days	30.2%	27.1%		3.1%
Skilled mix by nursing revenue	52.5%	50.2%		2.3%

	Three Months Ended September 30,
	2015	2014
	(Dollars in thousands)		Change	% Change
Same Facility Results(1):
Skilled nursing revenue	$213,329	$200,376	$12,953	6.5%
Assisted and independent living revenue	7,972	7,903	69	0.9%
Total transitional, skilled and assisted living revenue	$221,301	$208,279	$13,022	6.3%
Number of facilities at period end	101	101	—	—%
Actual patient days	840,094	838,198	1,896	0.2%
Occupancy percentage — Operational beds	81.1%	80.7%		0.4%
Skilled mix by nursing days	30.1%	27.9%		2.2%
Skilled mix by nursing revenue	52.8%	51.2%		1.6%

	Three Months Ended September 30,
	2015	2014
	(Dollars in thousands)		Change	% Change
Transitioning Facility Results(2):
Skilled nursing revenue	$16,806	$15,622	$1,184	7.6%
Assisted and independent living revenue	3,155	2,987	168	5.6%
Total transitional, skilled and assisted living revenue	$19,961	$18,609	$1,352	7.3%
Number of facilities at period end	17	17	—	—%
Actual patient days	101,868	100,089	1,779	1.8%
Occupancy percentage — Operational beds	68.4%	66.3%		2.1%
Skilled mix by nursing days	20.8%	18.4%		2.4%
Skilled mix by nursing revenue	42.4%	39.5%		2.9%

	Three Months Ended September 30,
	2015	2014
	(Dollars in thousands)		Change	% Change
Recently Acquired Facility Results(3):
Skilled nursing revenue	$59,340	$12,136	$47,204	NM (4)
Assisted and independent living revenue	16,559	1,369	15,190	NM
Total transitional, skilled and assisted living revenue	$75,899	$13,505	$62,394	NM
Number of facilities at period end	60	9	51	NM
Actual patient days	375,361	56,708	318,653	NM
Occupancy percentage — Operational beds	74.2%	62.6%		NM
Skilled mix by nursing days	33.7%	27.3%		NM
Skilled mix by nursing revenue	54.4%	46.3%		NM

(1)	Same Facility results represent all facilities purchased prior to January 1, 2012.

(2)	Transitioning Facility results represents all facilities purchased from January 1, 2012 to December 31, 2013.

(3)	Recently Acquired Facility (or "Acquisitions") results represent all facilities purchased on or subsequent to January 1, 2014.

(4)	Not meaningful.

	Nine Months Ended September 30,
	2015	2014
	(Dollars in thousands)		Change	% Change
Total Facility Results:
Skilled nursing revenue	$819,655	$660,816	$158,839	24.0%
Assisted and independent living revenue	57,916	35,714	22,202	62.2%
Total transitional, skilled and assisted living revenue	$877,571	$696,530	$181,041	26.0%
Number of facilities at period end	178	127	51	40.2%
Actual patient days	3,515,719	2,895,265	620,454	21.4%
Occupancy percentage — Operational beds	78.2%	77.9%		0.3%
Skilled mix by nursing days	30.2%	27.6%		2.6%
Skilled mix by nursing revenue	52.9%	50.9%		2.0%

	Nine Months Ended September 30,
	2015	2014
	(Dollars in thousands)		Change	% Change
Same Facility Results(1):
Skilled nursing revenue	$633,684	$596,576	$37,108	6.2%
Assisted and independent living revenue	23,826	23,609	217	0.9%
Total transitional, skilled and assisted living revenue	$657,510	$620,185	$37,325	6.0%
Number of facilities at period end	101	101	—	—%
Actual patient days	2,480,148	2,484,026	(3,878)	(0.2)%
Occupancy percentage — Operational beds	81.0%	80.6%		0.4%
Skilled mix by nursing days	30.4%	28.4%		2.0%
Skilled mix by nursing revenue	53.4%	51.8%		1.6%

	Nine Months Ended September 30,
	2015	2014
	(Dollars in thousands)		Change	% Change
Transitioning Facility Results(2):
Skilled nursing revenue	$49,436	$45,798	$3,638	7.9%
Assisted and independent living revenue	9,568	8,633	935	10.8%
Total transitional, skilled and assisted living revenue	$59,004	$54,431	$4,573	8.4%
Number of facilities at period end	17	17	—	—%
Actual patient days	304,159	294,738	9,421	3.2%
Occupancy percentage — Operational beds	68.8%	65.8%		3.0%
Skilled mix by nursing days	20.8%	18.9%		1.9%
Skilled mix by nursing revenue	42.5%	40.2%		2.3%

	Nine Months Ended September 30,
	2015	2014
	(Dollars in thousands)		Change	% Change
Recently Acquired Facility Results(3):
Skilled nursing revenue	$136,535	$18,442	$118,093	NM (5)
Assisted and independent living revenue	24,522	2,224	22,298	NM
Total transitional, skilled and assisted living revenue	$161,057	$20,666	$140,391	NM
Number of facilities at period end	60	9	51	NM
Actual patient days	731,412	88,485	642,927	NM
Occupancy percentage — Operational beds	73.7%	60.1%		NM
Skilled mix by nursing days	33.5%	27.0%		NM
Skilled mix by nursing revenue	54.4%	45.8%		NM

	Nine Months Ended September 30,
	2015	2014
	(Dollars in thousands)		Change	% Change
Transferred to CareTrust(4):
Assisted and independent living revenue	—	1,248	(1,248)	NM
Total transitional, skilled and assisted living revenue	$—	$1,248	$(1,248)	NM
Actual patient days	—	28,016	(28,016)	NM
Occupancy percentage — Operational beds	—%	70.3%		NM

(1)	Same Facility results represent all facilities purchased prior to January 1, 2012.

(2)	Transitioning Facility results represents all facilities purchased from January 1, 2012 to December 31, 2013.

(3)	Recently Acquired Facility (or "Acquisitions") results represent all facilities purchased on or subsequent to January 1, 2014.

(4)
Transferred to CareTrust results represent the results at three independent living facilities which were transferred to CareTrust as part of the Spin-Off on June 1, 2014. These results were excluded from Same Facility for the nine months ended September 30, 2014 for comparison purposes.

(5)	Not meaningful.

THE ENSIGN GROUP, INC.
SKILLED NURSING AVERAGE DAILY REVENUE RATES AND
PERCENT OF SKILLED NURSING REVENUE AND DAYS BY PAYOR

The following table reflects the change in skilled nursing average daily revenue rates by payor source, excluding services that are not covered by the daily rate:

	Three Months Ended September 30,
	Same Facility		Transitioning		Acquisitions		Total
	2015	2014	2015	2014	2015	2014	2015	2014
Skilled Nursing Average Daily Revenue Rates:
Medicare	$562.35	$552.96	$488.67	$472.72	$521.96	$532.44	$549.74	$546.65
Managed care	421.17	412.94	457.91	475.05	436.13	445.64	426.75	418.22
Other skilled	451.25	453.22	316.70	253.00	357.12	317.07	430.03	436.48
Total skilled revenue	493.20	489.94	476.00	473.31	460.00	433.51	484.90	485.92
Medicaid	189.65	179.00	177.61	167.13	195.11	184.92	189.82	178.30
Private and other payors	194.95	188.31	139.45	151.65	202.54	211.53	191.20	185.52
Total skilled nursing revenue	$281.65	$266.96	$233.66	$220.82	$285.08	$255.97	$279.09	$262.64

	Nine Months Ended September 30,
	Same Facility		Transitioning		Acquisitions		Total
	2015	2014	2015	2014	2015	2014	2015	2014
Skilled Nursing Average Daily Revenue Rates:
Medicare	$566.01	$553.02	$484.84	$462.74	$528.84	$523.84	$555.32	$546.34
Managed care	417.87	411.51	459.78	468.86	446.32	436.29	426.19	415.80
Other skilled	465.47	446.24	322.97	253.00	363.39	311.99	446.08	437.26
Total skilled revenue	498.96	490.22	474.72	464.93	467.83	426.88	492.12	486.96
Medicaid	189.03	178.69	174.22	163.54	194.98	184.32	188.78	177.50
Private and other payors	193.65	188.92	145.79	152.25	207.32	205.11	191.48	185.33
Total skilled nursing revenue	$283.74	$268.42	$232.21	$218.67	$287.72	$252.00	$280.70	$263.80

The following tables set forth our percentage of skilled nursing patient revenue and days by payor source for the three months ended September 30, 2015 and 2014:

	Three Months Ended September 30,
	Same Facility		Transitioning		Acquisitions		Total
	2015	2014	2015	2014	2015	2014	2015	2014
Percentage of Skilled Nursing Revenue:
Medicare	28.6%	29.4%	26.8%	25.3%	25.6%	18.8%	27.9%	28.6%
Managed care	16.4	15.1	15.4	14.2	22.5	16.8	17.6	15.1
Other skilled	7.8	6.7	0.2	—	6.3	10.7	7.0	6.5
Skilled mix	52.8	51.2	42.4	39.5	54.4	46.3	52.5	50.2
Private and other payors	8.1	9.1	9.6	11.9	7.4	9.6	8.0	9.3
Quality mix	60.9	60.3	52.0	51.4	61.8	55.9	60.5	59.5
Medicaid	39.1	39.7	48.0	48.6	38.2	44.1	39.5	40.5
Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Three Months Ended September 30,
	Same Facility		Transitioning		Acquisitions		Total
	2015	2014	2015	2014	2015	2014	2015	2014
Percentage of Skilled Nursing Days:
Medicare	14.3%	14.2%	12.8%	11.8%	14.0%	9.0%	14.2%	13.7%
Managed care	10.9	9.8	7.9	6.6	14.7	9.6	11.5	9.5
Other skilled	4.9	3.9	0.1	—	5.0	8.7	4.5	3.9
Skilled mix	30.1	27.9	20.8	18.4	33.7	27.3	30.2	27.1
Private and other payors	11.8	12.9	16.0	17.4	10.4	11.6	11.8	13.2
Quality mix	41.9	40.8	36.8	35.8	44.1	38.9	42.0	40.3
Medicaid	58.1	59.2	63.2	64.2	55.9	61.1	58.0	59.7
Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

The following tables set forth our percentage of skilled nursing patient revenue and days by payor source for the nine months ended September 30, 2015 and 2014:

	Nine Months Ended September 30,
	Same Facility		Transitioning		Acquisitions		Total
	2015	2014	2015	2014	2015	2014	2015	2014
Percentage of Skilled Nursing Revenue:
Medicare	30.3%	30.6%	27.1%	25.2%	24.9%	17.8%	29.2%	29.9%
Managed care	15.8	15.0	15.2	15.0	23.4	17.9	17.0	15.1
Other skilled	7.3	6.2	0.2	—	6.1	10.1	6.7	5.9
Skilled mix	53.4	51.8	42.5	40.2	54.4	45.8	52.9	50.9
Private and other payors	8.2	9.1	9.8	11.9	8.6	8.2	8.4	9.2
Quality mix	61.6	60.9	52.3	52.1	63.0	54.0	61.3	60.1
Medicaid	38.4	39.1	47.7	47.9	37.0	46.0	38.7	39.9
Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Nine Months Ended September 30,
	Same Facility		Transitioning		Acquisitions		Total
	2015	2014	2015	2014	2015	2014	2015	2014
Percentage of Skilled Nursing Days:
Medicare	15.2%	14.9%	13.0%	11.9%	13.6%	8.6%	14.8%	14.4%
Managed care	10.7	9.8	7.7	7.0	15.1	10.4	11.2	9.6
Other skilled	4.5	3.7	0.1	—	4.8	8.0	4.2	3.6
Skilled mix	30.4	28.4	20.8	18.9	33.5	27.0	30.2	27.6
Private and other payors	12.0	12.8	15.6	17.0	11.9	10.1	12.3	13.0
Quality mix	42.4	41.2	36.4	35.9	45.4	37.1	42.5	40.6
Medicaid	57.6	58.8	63.6	64.1	54.6	62.9	57.5	59.4
Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

THE ENSIGN GROUP, INC.
SELECT PERFORMANCE INDICATORS
(in thousands)
(Unaudited)

The following tables summarize our selected performance indicators for our home health and hospice segment along with other statistics, for the periods indicated:

	Three Months Ended September 30,
	2015	2014	Change	% Change
Results:	(Dollars in thousands)
Home health and hospice revenue:
Home health services	$12,794	$7,655	$5,139	67.1%
Hospice services	12,456	6,930	5,526	79.7
Total home health and hospice revenue	$25,250	$14,585	$10,665	73.1%
Home health services:
Medicare Episodic Admissions	1,856	1,328	528	39.8%
Average Medicare Revenue per Completed Episode	2,920	2,984	(64)	(2.1)%
Hospice services:
Average Daily Census	764	451	313	69.4%

	Nine Months Ended September 30,
	2015	2014	Change	% Change
Results:	(Dollars in thousands)
Home health and hospice revenue:
Home health services	$34,452	$20,938	$13,514	64.5%
Hospice services	29,057	17,497	11,560	66.1
Total home health and hospice revenue	$63,509	$38,435	$25,074	65.2%
Home health services:
Medicare Episodic Admissions	5,343	3,845	1,498	39.0%
Average Medicare Revenue per Completed Episode	2,960	2,936	24	0.8%
Hospice services:
Average Daily Census	622	408	214	52.5%

THE ENSIGN GROUP, INC.
REVENUE BY PAYOR SOURCE

The following table sets forth our total revenue by payor source and as a percentage of total revenue for the periods indicated:

	Three Months Ended September 30,				Nine Months Ended September 30,
	2015		2014		2015		2014
	$	%	$	%	$	%	$	%
	(Dollars in thousands)				(Dollars in thousands)
Revenue:
Medicaid	$114,106	32.5%	$91,707	35.2%	$316,608	32.7%	$260,986	34.8%
Medicare	101,212	28.8	78,056	29.9	290,964	30.0	231,860	30.9
Medicaid-skilled	18,924	5.4	13,614	5.2	51,206	5.3	36,575	4.9
Total	234,242	66.7	183,377	70.3	658,778	68.0	529,421	70.6
Managed Care	54,411	15.5	36,562	14.0	148,374	15.3	105,316	14.0
Private and Other(1)	62,433	17.8	40,902	15.7	161,519	16.7	115,800	15.4
Total revenue	$351,086	100.0%	$260,841	100.0%	$968,671	100.0%	$750,537	100.0%
(1) Private and other payors in our "All Other" category includes revenue from urgent care centers, mobile x-ray and diagnostic operations and other ancillary businesses.

Discussion of Non-GAAP Financial Measures

EBITDA consists of net income before (a) interest expense, net, (b) provisions for income taxes and (c) depreciation and amortization. EBITDA consists of net income before (a) interest expense, net, (b) provisions for income taxes and (c) depreciation and amortization. EBITDAR consists of net income before (a) interest expense, net, (b) provisions for income taxes, (c) depreciation and amortization and (d) rent-cost of services. Adjusted EBITDA consists of net income before (a) interest expense, net, (b) provisions for income taxes, (c) depreciation and amortization, (d) costs incurred for operations currently being constructed and other start-up operations, (e) expenses incurred in connection with the Spin-Off, (f) stock-based compensation expense, (g) costs incurred related to new systems implementation, (h) breakup fee, net of costs, received in connection with a public auction in which we were the priority bidder, (i) costs incurred to recognize income tax credits which contributed to a decrease in effective tax rate, (j) costs incurred to acquire operations which are not capitalized, (k) operating results at urgent care centers, excluding depreciation, interest and income taxes and (l) results at three independent living operations which were transferred to Care Trust REIT as part of the Spin-Off transaction, excluding depreciation, interest and income taxes. Adjusted EBITDAR consists of net income before (a) interest expense, net, (b) provisions for income taxes, (c) depreciation and amortization, (d) rent-cost of services, (e) costs incurred for facilities currently being constructed and other start-up operations, (f) expenses incurred in connection with the Spin-Off, (g) stock-based compensation expense, (h) costs incurred related to new systems implementation, (i) breakup fee, net of costs, received in connection with a public auction in which we were the priority bidder , (j) costs incurred to recognize income tax credits which contributed to a decrease in effective tax rate, (k) costs incurred to acquire operations which are not capitalized, (l) operating results at urgent care centers, excluding rent, depreciation, interest and income taxes and (m) results at three independent living operations which were transferred to Care Trust REIT as part of the Spin-Off transaction, excluding rent, depreciation, interest and income taxes. The company believes that the presentation of EBITDA, EBITDAR, adjusted EBITDA, adjusted EBITDAR, adjusted net income and adjusted earnings per share provides important supplemental information to management and investors to evaluate the company's operating performance. The company believes disclosure of adjusted net income per share, EBITDA, EBITDAR, adjusted EBITDA and adjusted EBITDAR has economic substance because the excluded revenues and expenses are infrequent in nature and are variable in nature, or do not represent current revenues or cash expenditures. A material limitation associated with the use of these measures as compared to the GAAP measures of net income and diluted earnings per share is that they may not be comparable with the calculation of net income and diluted earnings per share for other companies in the company's industry. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. For further information regarding why the company believes that this non-GAAP measure provides useful information to investors, the specific manner in which management uses this measure, and some of the limitations associated with the use of this measure, please refer to the company's periodic filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q. The company's periodic filings are available on the SEC's website at www.sec.gov or under the "Financial Information" link of the Investor Relations section on Ensign's website at http://www.ensigngroup.net.